Exhibit 99.2 DowDuPont 3Q18 Earnings Conference Call November 1, 2018

Third Quarter Highlights Financial Highlights – Sales grew 10% with increases in all divisions, all regions – Volume grew 5%, reflecting growth in all divisions, all regions – Local price rose 5% with improvement in all divisions, all regions – Operating EBITDA increased 19% – Adjusted EPS rose 35% to $0.74 Transaction Highlights – New $3B share buyback, expected to be completed before 1st spin – >$450MM of cost synergies in 3Q, >$1.3B since merger close – Increased cost synergy target by $300MM to $3.6B from $3.3B – Materials Science $130MM, Agriculture $70MM & Specialty Products $100MM – Raised expected YoY cost synergy savings to $1.5B from $1.4B – Announced the composition of the three future Boards of Directors – Filed the initial Forms 10 for new Dow and Corteva – Finalized and announced capital structures of the intended spins ©2018 DowDuPont. All rights reserved. 2

Progress to Spins & Key Activities  Delivered earnings growth each quarter since merger close Timing of  Increased cost synergy target to $3.6B; increased YoY savings to $1.5B  Achieved more than $1.3B in cost synergy savings since merger close Separations  Announced leadership for 3 intended spins Merger  Announced 10 new Advisory Committee members Close  Returned $7.5B to shareholders since merger close  Completed portfolio realignment, including Hemlock JV to New DuPont April 1, 2019 Thru  Exceeded 75% cost synergy run-rate by end of 3Q Today  Initial Forms 10: New Dow filed in Sep, amended in Oct; Corteva filed in Oct  Finalized and announced capital structure  Announced new $3B share buyback, bringing total planned buybacks to $7B  Announced Boards of Directors for the 3 intended spins June 1, 2019 . Investor events – November 7 and 8 . Finalize agreement terms (site services, raw material purchases, etc.) June 1, 2019 Remaining . Forms 10 made effective . Analyst & investor events Key . Equity roadshows Milestones . Complete IT systems and legal entity transitions . New Dow separates . Corteva separates; New DuPont formed ©2018 DowDuPont. All rights reserved. 3

Capital Structure Highlights

Creating Three Strong Investment Grade Companies

	Target Rating[1]	Year End 2019: Operating Cash	Year End 2019: Adjusted Debt	Year End 2019: Key composition of adj. debt
CORTEVA agriscience	A-	$2B	~$4B	▪ Retains heritage DuPont U.S. pension plans, OPEBs and certain non-U.S. pension plans[2] (~$4B agency adjusted) ▪ Retires majority of heritage DuPont long-term financial debt ▪ Meaningful intra-year debt supporting seasonality
DUPONT	BBB+	$2B	~$17B	▪ Issues new financial debt (~$16B) ▪ Allocated non-U.S. pension plans[2]
DOW	BBB	$3B	~$28-31B[3]	▪ Retains heritage Dow financial debt (~$16B after de-leveraging) ▪ Retains heritage Dow pension plans[2] and OPEBs (~$7B agency adjusted) ▪ Operating leases (~$2B) ▪ Non consolidated subsidiary debt (~$4-7B[3])

Enables additional $3B share repurchase, targeting completion prior to first spin

1. Target rating (expressed using S&P nomenclature).
2. Except where legally required to transfer pension plan with employee.
3. Depending on rating agency methodology.

©2018 DowDuPont. All rights reserved.

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Implementing Capital Structures with Additional Shareholder Returns ©2018 DowDuPont. All rights reserved. 5

3Q 2018 Financial Highlights1 Financial Performance Snapshot 3Q18 3Q17 B/(W) Net Sales ($MM) 20,123 18,285 1,838 + 10% Operating EBITDA ($MM) 3,829 3,221 608 + 19% GAAP EPS from Cont. Ops. ($/share) 0.21 0.33 (0.12) (36%) Adjusted EPS ($/share) 0.74 0.55 0.19 + 35% 3Q 2018 Pro Forma Adjusted EPS Variance Highlights • Cost Synergy Capture $0.74 • Volume & Local Price Gains $0.74 • Contribution from USGC Investments $0.55 $0.55 • Lower Pension & OPEB Costs Tax 3Q17 3Q18 Other • Polyethylene & Isocyanate Currency Margin Pressure Pension/OPEB Cost Cost Synergies Compression Compression PE & ISO Margin PE ISO& PE & ISO Margin PE ISO& HurricaneImpact • Currency Headwind Coreexcl. Growth USGC USGC Investments ©2018 DowDuPont. All rights reserved. 6 1. Prior year net sales and non-GAAP information is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X.

FY18 Modeling Guidance

Refer to slide 13 in Appendix for additional commentary on FY segment outlook

Full Year Net Sales: ↗ *high-single digits percent*

Full Year Adj. EPS: ↗ *up low-twenties percent*

Division Outlook FY18 vs. FY17[1]	Net Sales	Op. EBITDA (incl. Equity Earnings)
Agriculture	Flat	↗ Up mid-single digits percent
Materials Science	↗ Up low-teens percent	↗ Up low-teens percent
Specialty Products	↗ Up high-single digits percent	↗ Up high-teens percent

FY18

Corporate Segment Operating EBITDA	($720)MM – ($740)MM	FY Operational Tax Rate (excl. EGL, DuPont Amort. & Sig. Items)	20 – 22%
D&A (includes the DuPont Amortization expense below)	$5.9B – $5.95B (includes step-up D&A)	DuPont Non-operating pension/OPEB (included in Op. EBITDA)	$500MM – $525MM YoY benefit
DuPont Amortization expense (this is added back while calculating Adj. EPS)	~$1.25B pre-tax Taxed at ~21%	Net Interest Expense (net of Interest Income, which is reported in Sundry Income/Expense line)	$1.25B – $1.30B
Net Income attributable to non-controlling Interests (reduced from net income)	~$160MM	Share Count	~2,320MM

YoY Synergy Savings Realized in FY18: $1.5B

1. All FY17 numbers are on a pro forma basis

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©2018 DowDuPont. All rights reserved.

Materials Science Highlights

Division Highlights

- Net sales up 13%; double-digit gains in all segments
- Volume growth and local price gains in all regions
- Op. EBITDA up 8%; gains in most segments

	3Q18	3Q17
Net Sales ($MM)	12,416	10,943
Op. EBITDA ($MM)	2,473	2,283
Op. EBITDA Margin	19.9%	20.9%

Division Sales Change
Vol +6%
Local Price +7%
Currency –
Port./Other –

Performance Materials & Coatings

- Net sales up 11%; Op. EBITDA up 37%
- Consumer Solutions: double-digit sales growth led by local price gains in all regions; price/volume management in upstream silicone intermediates
- Coatings & Performance Monomers: double-digit sales growth on local price increases in all regions
- Op. EBITDA up on local pricing, cost & growth synergies, more than offsetting higher raw material costs

	3Q18	3Q17
Net Sales ($MM)	2,476	2,227
Op. EBITDA ($MM)	628	460
Op. EBITDA Margin	25.4%	20.7%

YoY Sales Change: Vol -1%,
Local Price +13%, Currency -1%, Port./Other –

Industrial Intermediates & Infrastructure

- Net sales up 18%; Op. EBITDA down 3%
- Polyurethanes & CAV: sales gains in all regions led by double-digit volume growth; pricing gains in most regions
- Industrial Solutions: double-digit sales growth driven by volume and local price gains in all regions
- Increased Sadara supply drove volume, sales growth across segment

	3Q18	3Q17
Net Sales ($MM)	3,821	3,226
Op. EBITDA ($MM)	654	676
Op. EBITDA Margin	17.1%	21.0%

YoY Sales Change: Vol +14%,
Local Price +5%, Currency -1%, Port./Other –

Packaging & Specialty Plastics

- Net sales up 11%; Op. EBITDA up 4%
- Sales up in all regions, double-digit increases in EMEA, APAC and NA
- Demand growth led by industrial and consumer packaging, and health and hygiene applications
- Op. EBITDA up on volume growth and price increases, lower commissioning/startup costs and cost synergies, more than offsetting higher feedstock costs

	3Q18	3Q17
Net Sales ($MM)	6,119	5,490
Op. EBITDA ($MM)	1,191	1,147
Op. EBITDA Margin	19.5%	20.9%

YoY Sales Change: Vol +5%,
Local Price +6%, Currency –, Port./Other –

©2018 DowDuPont. All rights reserved.
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Prior year information is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X.

Specialty Products Highlights

Division Highlights

- Volume gains delivered by all four segments and across all regions
- Op. EBITDA margin expanded by more than 235bps

	3Q18	3Q17
Net Sales ($MM)	5,683	5,272
Op. EBITDA ($MM)	1,645	1,401
Op. EBITDA Margin	28.9%	26.6%

Division Sales Change
Vol +3%
Local Price +2%
Currency –
Port./Other +3%

Electronics & Imaging

- Volume growth led by continued strength in semis & double-digit gains in displays; partially offset by continued declines in photovoltaics
- Op. EBITDA flat as cost synergies, volume growth & lower pension/OPEB costs, were offset by higher raw material costs, higher costs due to growth investments & lower equity earnings

	3Q18	3Q17
Net Sales ($MM)	1,195	1,197
Op. EBITDA ($MM)	412	411
Op. EBITDA Margin	34.5%	34.3%

YoY Sales change: Vol +1%, Local Price -1%
Currency –, Port./Other –

Nutrition & Biosciences

- Volume growth led by N&H on continued gains in probiotics & specialty proteins
- In Industrial Biosciences, gains in CleanTech & bioactives were offset by declines in microbial control & biomaterials
- Op. EBITDA up 33% on a portfolio benefit, cost synergies, volume growth, and lower pension/OPEB costs

	3Q18	3Q17
Net Sales ($MM)	1,678	1,466
Op. EBITDA ($MM)	414	312
Op. EBITDA Margin	24.7%	21.3%

YoY Sales change: Vol +3%, Local Price +1%
Currency -1%, Port./Other +11%

Trans & Adv Polymers

- Volume gains led by increases in all key end markets including auto, aerospace & electronics. Gains in local price were driven by engineering polymers amid tight supply and higher feedstock costs
- Op. EBITDA up 32% on sales gains, lower pension/OPEB costs and cost synergies; partly offset by higher raw materials

	3Q18	3Q17
Net Sales ($MM)	1,408	1,299
Op. EBITDA ($MM)	430	325
Op. EBITDA Margin	30.5%	25.0%

YoY Sales change: Vol +3%, Local Price +6%
Currency -1%, Port./Other –

Safety & Construction

- Volume gains broad-based across all key end markets including industrial, life & personal protection & medical packaging on growth in aramids, Tyvek® & water solutions; partially offset by softness in construction
- Op. EBITDA up 10% on cost synergies, lower pension/OPEB costs & volume gains; partly offset by higher costs & absence of prior year gains

	3Q18	3Q17
Net Sales ($MM)	1,402	1,310
Op. EBITDA ($MM)	389	353
Op. EBITDA Margin	27.7%	26.9%

YoY Sales change: Vol +6%, Local Price +2%
Currency -1%, Port./Other –

©2018 DowDuPont. All rights reserved.

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Prior year information is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X.

Agriculture Highlights

Third Quarter Results

- Crop Protection sales of $1.4B rose 10%, primarily due to new product launches (including Picoxy-based products in LA as well as Pyraxalt™ in AP), seed applied technologies in LA and improved inventory levels. Drove price increases to offset currency pressure.
- Seed sales of $580MM decreased as volume gains, partially driven by an early start to the selling season in LA, were more than offset by currency pressures, a portfolio impact and lower royalty income.
- Operating EBITDA was a seasonal loss of $104MM, an improvement of $135MM over prior year. The operating EBITDA improvement reflected cost synergies, sales gains, lower performance-based compensation and reduced pension/OPEB costs, partly offset by higher raw material cost and spending to support new product launches.

	3Q18	3Q17
Net Sales ($MM)	1,946	1,911
Op. EBITDA ($MM)	(104)	(239)
Op. EBITDA Margin	(5.3%)	(12.5%)

YoY Sales change: Vol +8%, Local Price +3%
Currency -6%, Port./Other -3%

YTD 2018 Results

- Net sales of $11.5B decreased 1% as higher local prices were more than offset by reduced volume due to lower expected planted area in North America and Brazil, and lower sales in the Brazil safrinha season. Crop Protection sales rose 5% while Seed sales declined 4%.
- Operating EBITDA of $2.5B increased 4% as cost synergies, lower pension/OPEB costs, and volume and local price gains in crop protection were partly offset by seed sales declines and investments to support new product launches.

Net Sales

3Q YTD



Seed ■ Crop Protection

	YTD18	YTD17
Net Sales ($MM)	11,484	11,555
Op. EBITDA ($MM)	2,472	2,387
Op. EBITDA Margin	21.5%	20.7%

YoY Sales change: Vol -4%, Local Price +3%
Currency +1%, Port./Other -1%

FY Outlook

- FY Sales expected to be flat as volume and price lift from new product launches are offset by lower planted area, unfavorable currency pressures and portfolio changes.
- FY Op. EBITDA to increase by mid-single-digits percent, led by cost synergies, higher local price and lower pension/OPEB costs.

©2018 DowDuPont. All rights reserved.

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Prior year information is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X.

Appendix

FY18 Segment Expectations

Refer in conjunction with slide 7

Segments	Key Sales and Operating EBITDA Outlook Drivers (FY18 vs. FY17[1])
Agriculture	Full year sales projected to be flat with 2017 with price/mix gains and new products offset by lower planted area, currency pressures and portfolio. Op. EBITDA is expected to grow by the mid-single digits percent, led by cost synergies, higher local price and lower pension/OPEB costs, partially offset by higher royalty expense in seeds and investments to launch new products.
Performance Materials & Coatings	Full year sales up low-teens percent on pricing momentum across key end-markets. Full year Op. EBITDA growth driven by pricing gains in upstream silicone intermediates, as well as cost & growth synergies. 4Q Op. EBITDA growth partly offset by slight tempering of global siloxane market after the recent run-up, and a $30MM - $40MM siloxanes turnaround impact.
Industrial Intermediates & Infrastructure	Full year sales up low-twenties percent on volume gains from Sadara supply ramp up and ongoing end-market demand strength. Full year Op. EBITDA expected to be up on solid core business growth and improved equity earnings. 4Q Op. EBITDA down on softening isocyanates pricing, from very high levels in the year-ago period (forecasted[2] pMDI spread over benzene down >50% YoY). These headwinds are expected to be partly offset by cost synergies. 4Q18 equity earnings expected up slightly YoY, driven by MEG margins. YoY Sadara improvement will be modest as the JV laps full commercial operations and prepares for the LRT.
Packaging & Specialty Plastics	Full year sales up high-single digits percent on USGC capacity additions and solid market demand. Full year Op. EBITDA growth driven by new USGC capacity, synergies and core business performance. 4Q Op. EBITDA down on higher feedstock costs as well as lower prices from the prior-year period, which benefitted from market tightness stemming from hurricane-related industry outages. (4Q17 also included a one time asset sale of ~$50MM.) Forecasted[2] 4Q integrated PE margins down >50% in both the U.S. and Europe. Higher maintenance cost expected in 4Q18 with a planned maintenance pit-stop of a Canadian cracker ($30MM - $40MM higher cost YoY). 4Q18 equity earnings expected to be flat YoY at ~$60MM, as improvements from Sadara and the Kuwait JVs are offset by the Thailand JVs due to compressing naphtha margins. YoY Sadara improvement will be modest as the JV laps full commercial operations and prepares for the LRT.
Electronics & Imaging	Sales expected to be about flat with year-ago period as volume growth will be offset by a negative impact from portfolio-related actions. Volume growth in semiconductor, interconnect solutions, and displays expected to be partially offset by declines in photovoltaics. Op. EBITDA expected to increase as cost synergies, volume growth, lower pension/OPEB costs, and higher equity earnings are partially offset by higher raw materials, a prior-year one-time gain, and growth investments.
Nutrition & Biosciences	Sales expected to increase due to benefits from portfolio-related actions (FMC acquisition), volume growth, higher local price and currency gains. Volume growth expected to be broad-based, led by probiotics, specialty proteins, pharma, and bioactives. Op. EBITDA expected to grow due to benefits from portfolio, cost synergies, volume growth, and lower pension/OPEB costs partially offset by higher raw material costs.
Transportation & Advanced Polymers	Sales expected to increase due to higher local pricing, volume and currency gains. Expected favorable price is driven by tight nylon polymer supply. Expected volume growth is led by increased volume into vehicle lightweighting, electronics, and medical end markets. Op. EBITDA projected to increase on gains from lower pension/OPEB expense, higher local price, cost synergies, and volume gains partially offset by higher raw material costs.
Safety & Construction	Sales expected to increase on higher volume, local price and currency gains. Volume growth is expected from all lines of business excluding U.S. residential construction markets which have softened in the second half. Op. EBITDA estimated to increase due to lower pension/OPEB costs, cost synergies, higher volumes, and favorable currency partially offset by higher raw materials costs and the absence of prior-year gains.

1. FY17 on a pro forma basis
2. Source: Per latest industry forecast from IHS-Markit and ICIS

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©2018 DowDuPont. All rights reserved.

Safe Harbor Statement Regulation G This presentation includes information that does not conform to U.S. GAAP and are considered non-GAAP measures. These measures include the Company's pro forma consolidated results and pro forma earnings per share on an adjusted basis, which excludes the after-tax impact of pro forma significant items and the after-tax impact of pro forma amortization expense associated with DuPont's intangible assets. Management uses these measures internally for planning, forecasting and evaluating the performance of the Company's segments, including allocating resources. DowDuPont's management believes that these non-GAAP measures best reflect the ongoing performance of the Company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year-over-year results. These non-GAAP measures supplement the Company's U.S. GAAP disclosures and should not be viewed as an alternative to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Reconciliations of non-GAAP measures to GAAP are provided in the financial schedules attached to the earnings news release and the Investor Relations section of the Company’s website. DowDuPont does not provide forward-looking GAAP financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most comparable GAAP financial measures on a forward- looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses, potential future asset impairments and purchase accounting fair value adjustments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP results for the guidance period. Operating EBITDA is defined as earnings (i.e.,” Income from continuing operations before income taxes”) before interest, depreciation, amortization and foreign exchange gains (losses), excluding significant items. Pro forma Operating EBITDA is defined as pro forma earnings (i.e., pro forma “Income from continuing operations before income taxes”) before interest, depreciation, amortization and foreign exchange gains (losses), excluding the impact of adjusted significant items. Adjusted EPS is defined as “Earnings per common share from continuing operations – diluted” excluding the after-tax impact of significant items and the after-tax impact of amortization expense associated with DuPont’s intangible assets. Pro forma Adjusted EPS is defined as “Pro forma earnings per common share from continuing operations – diluted” excluding the after-tax impact of pro forma significant items and the after-tax impact of pro forma amortization expense associated with DuPont’s intangible assets. Full year and prior year information is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X. Cautionary Statement About Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” and similar expressions and variations or negatives of these words. On December 11, 2015, The Dow Chemical Company (“Dow”) and E. I. du Pont de Nemours and Company (“DuPont”) entered into an Agreement and Plan of Merger, as amended on March 31, 2017, (the “Merger Agreement”) under which the companies would combine in an all-stock merger of equals transaction (the “Merger”). Effective August 31, 2017, the Merger was completed and each of Dow and DuPont became subsidiaries of DowDuPont. Forward-looking statements by their nature address matters that are, to varying degrees, uncertain, including the intended separation, subject to approval of the DowDuPont’s Board of Directors and customary closing conditions, of DowDuPont’s agriculture, materials science and specialty products businesses in one or more tax-efficient transactions on anticipated terms (the “Intended Business Separations”). Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the DowDuPont’s control. Some of the important factors that could cause DowDuPont’s, Dow’s or DuPont’s actual results (including DowDuPont’s agriculture business, materials science business or specialty products business as conducted by and through Dow and DuPont) to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) costs to achieve and achieving the successful integration of the respective agriculture, materials science and specialty products businesses of DowDuPont (either directly or as conducted through Dow and DuPont, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, productivity actions, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the ©2018 DowDuPont. All rights reserved. 14

Safe Harbor Statement, continued Forward-Looking Statements, continued combined operations; (ii) costs to achieve and achievement of the anticipated synergies by the combined agriculture, materials science and specialty products businesses; (iii) risks associated with the Intended Business Separations, associated costs, disruptions in the financial markets or other potential barriers; (iv) disruptions or business uncertainty, including from the Intended Business Separations, could adversely impact DowDuPont’s business (either directly or as conducted by and through Dow or DuPont), or financial performance and its ability to retain and hire key personnel; (v) uncertainty as to the long-term value of DowDuPont common stock; and (vi) risks to DowDuPont’s, Dow’s and DuPont’s business, operations and results of operations from: the availability of and fluctuations in the cost of feedstocks and energy; balance of supply and demand and the impact of balance on prices; failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including trade disputes and retaliatory actions; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, natural disasters and weather events and patterns which could result in a significant operational event for the DowDuPont, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce the DowDuPont’s intellectual property rights; failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks are and will be more fully discussed in the current, quarterly and annual reports filed with the U. S. Securities and Exchange Commission by DowDuPont as well as the preliminary registration statements on Form 10, in each case as amended from time to time, of each of Dow Holding Inc. and Corteva, Inc., While the list of factors presented here is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward- looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DowDuPont’s, Dow’s, DuPont’s, Dow Holding Inc.’s or Corteva Inc.’s consolidated financial condition, results of operations, credit rating or liquidity. None of DowDuPont, Dow, DuPont Dow Holding Inc. or Corteva, Inc. assumes any obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” (Part I, Item 1A) of the 2017 annual reports on Form 10-K of each of DowDuPont, Dow and DuPont and as set forth in the preliminary registration statements on Form 10, in each case as amended from time to time, of each of Dow Holdings Inc. and Corteva, Inc. In order to provide the most meaningful comparison of results of operations and results by segment, supplemental unaudited pro forma financial information has been included in the following financial schedules. The unaudited pro forma financial information is based on the historical consolidated financial statements and accompanying notes of both Dow and DuPont and has been prepared to illustrate the effects of the Merger, assuming the Merger had been consummated on January 1, 2016. The results for the three months ended March 31, 2018, are presented on a U.S. GAAP basis. For all other periods presented, adjustments have been made for (1) the preliminary purchase accounting impact, (2) accounting policy alignment, (3) eliminate the effect of events that are directly attributable to the Merger Agreement (e.g., one-time transaction costs), (4) eliminate the impact of transactions between Dow and DuPont, and (5) eliminate the effect of consummated divestitures agreed to with certain regulatory agencies as a condition of approval for the Merger. The unaudited pro forma financial information was based on and should be read in conjunction with the separate historical financial statements and accompanying notes contained in each of the Dow and DuPont Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K for the applicable periods. The pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma financial information has been presented for informational purposes only and is not necessarily indicative of what DowDuPont's results of operations actually would have been had the Merger been completed as of January 1, 2016, nor is it indicative of the future operating results of DowDuPont. The unaudited pro forma financial information does not reflect any cost or growth synergies that DowDuPont may achieve as a result of the Merger, future costs to combine the operations of Dow and DuPont or the costs necessary to achieve any cost or growth synergies. ©2018 DowDuPont. All rights reserved. 15

Safe Harbor Statement, continued Forward-Looking Statements, continued Discussion of segment revenue, operating EBITDA and price/volume metrics on a divisional basis for Agriculture is based on the results of the Agriculture segment; for Materials Science is based on the combined results of the Performance Materials & Coatings, Industrial & Infrastructure, and Packaging & Specialty Plastics segments; and for Specialty Products is based on the combined results of the Electronics & Imaging, Nutrition & Biosciences, Transportation & Advanced Polymers, and Safety & Construction segments. The segment disclosures have been presented in this manner for informational purposes only and should not be viewed as an indication of each division’s current or future operating results on a standalone basis assuming completion of the Intended Business Separations. The Dow Diamond, DuPont Oval logo, DuPont™, the DowDuPont logo and all products, unless otherwise noted, denoted with ™, ℠ or ® are trademarks, service marks or registered trademarks of The Dow Chemical Company, E. I. du Pont de Nemours and Company, DowDuPont Inc. or their affiliates. ©2018 DowDuPont. All rights reserved. 16